                                                                            Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                                       April 2000
Determination Date                                                              05/08/00
Deposit Date                                                                  05/12/2000
Distribution Date                                                             05/15/2000

POOL BALANCE

Pool Balance on the close of the last day of the preceding                112,806,250.69
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal         11,922,610.86
Purchase Amount allocable to Principal                                              0.00
Realized Losses (see note)                                                    318,462.22
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period        100,565,177.61
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                  2,134,605.93
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                             98,430,571.68
Original Pool Balance                                                   2,136,187,667.91
Pool Factor                                                                    4.6077680%

Portfolio Balances and Pool Factors
                                     Beginning         End
                                     of Period      of Period
                                     ---------      ---------
Class A-1 Note Balance                       -              -
Class A-1 Pool Factor                0.0000000      0.0000000
Class A-2 Note Balance                       -              -
Class A-2 Pool Factor                0.0000000      0.0000000
Class A-3 Note Balance                       -              -
Class A-3 Pool Factor                0.0000000      0.0000000
Class A-4 Note Balance                       -              -
Class A-4 Pool Factor                0.0000000      0.0000000
Class B-1 Certificate Balance    35,274,663.39  23,646,903.77
Class B-1 Pool Factor                0.3669513      0.2459914
Class B-2 Certificate Balance    74,783,667.91  74,783,667.91
Class B-2 Pool Factor                1.0000000      1.0000000

Weighted Average Coupon                            10.3515000%
Weighted Average Original Term                          66.40
Weighted Average Remaining Term                         14.29

COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest              901,961.67
Recoveries                                                              288,157.48
Purchase Amount allocable to Interest                                         0.00
                                                                     -------------
Total Interest Collections                                            1,190,119.15
Advances for the related Distribution Date                              205,450.13
Less:  Outstanding Advances to be reimbursed                            141,764.93
                                                                     -------------
Available Interest                                                    1,253,804.35
Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         11,922,610.86
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 2,134,605.93
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         2,747,919.39
                                                                     -------------
Available Principal                                                  11,309,297.40

Available Funds                                                      12,563,101.75
Regular Principal (equals Available Principal plus Realized Losses)  11,627,759.62


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables            9,360.10
Servicing Fee (inc. unpaid amount from prior periods)                    94,005.21
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                                    0.00
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-4 Monthly Interest                                                    0.00
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Total Accrued Note Interest                                                   0.00

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                                   0.00
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                                   0.00

Certificateholder Amounts
Class B-1 Monthly Interest                                              198,419.98
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   198,419.98

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      626,868.08

Class B-1 Monthly Principal                                          11,627,759.62
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                11,627,759.62

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount              11,627,759.62

Total required distributable amount                                  12,357,993.01
Less: Total Available Funds                                          12,563,101.75
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                205,108.74
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  205,108.74

DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    1,253,804.35
Available Principal                                                  11,309,297.40
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                            9,360.10
  b)   Servicing Fee                                                     94,005.21
                                                                     -------------
Net Deposit to Collection Account                                    12,459,736.44

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                               0.00
Class A-4 Interest Distribution                                               0.00
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                              0.00
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                         0.00

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         198,419.98
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                     11,627,759.62
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                    12,254,627.70

Deposit to Reserve Account                                              205,108.74

SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:

(I) Sum of:
(a) Percentage applicable times                                                  7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 98,430,571.68    6,890,140.02
                                                                        --------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                             0.00
                                                                                        --------------
          interest on the Certificates if Notes are Outstanding)                         6,890,140.02
       and
(II) Lesser of:
(a) $26,702,346.                                                                        26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                             98,430,571.68

Specified Reserve Account Balance                                                       26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                               26,702,346.00
Deposit from Available Interest and Available Principal                                    205,108.74
Investment Earnings                                                                        117,752.08
Less:
Accrued and unpaid Servicing Fees                                                                0.00
Amounts to be distributed to Securityholders'                                                    0.00
                                                                                        --------------
Balance                                                                                 27,025,206.82
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                       322,860.82
                                                                                        --------------
Ending Balance                                                                          26,702,346.00


Interest Reserve Amount                                                                          0.00
Available Reserve Amount                                                                26,702,346.00

INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                          0.00

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                       12,254,627.70

Amount to be deposited from the Collection Account into the
Reserve Account                                                                            205,108.74

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                   322,860.82

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                        0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                            318,462.22
Net Loss Ratio (annualized)
For the current Collection Period                                                                0.34%
For the preceding Collection Period                                                             -0.58%
For the second preceding Collection Period                                                       1.43%
                                                                                        --------------
Average Net Loss Ratio (Specified Reserve Account                                                0.40%
Balance increases if greater than 1.50%)

Delinquency Analysis
                                                                  Number of  Princopal
                                                                  Loans      Balance
                                                                  ---------  ------------
   30 to 59 days past due                                              1420  5,888,619.97
   60 to 89 days past due                                               291  1,137,088.63
   90 or more days past due                                             147    698,842.08
                                                                  ---------  ------------
Total                                                                  1858  7,724,550.68

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                     59    309,896.40

Delinquency Ratio including Repossessions
For the current Collection Period                        1.83%
For the preceding Collection Period                      2.02%
For the second preceding Collection Period               2.45%
                                                       -------
Average Delinquency Ratio (Specified Reserve Account     2.10%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                 YES

Equity Percentage                                      127.13%

Repurchased Receivables                                  0.00
